Exhibit 99.1

News release

FOR IMMEDIATE RELEASE

SANDY SPRING BANCORP REPORTS NET INCOME OF $13.3 MILLION FOR THE

FOURTH QUARTER AND RECORD ANNUAL EARNINGS OF $48.3 MILLION

OLNEY, MARYLAND, January 19, 2017 — Sandy Spring Bancorp, Inc., (Nasdaq-SASR) the parent company of Sandy Spring Bank, today reported net income for the fourth quarter of 2016 of $13.3 million ($0.55 per diluted share) compared to net income of $12.8 million ($0.52 per diluted share) for the fourth quarter of 2015 and net income of $13.5 million ($0.56 per diluted share) for the third quarter of 2016.

Net income for the year ended December 31, 2016, was $48.3 million ($2.00 per diluted share) compared to net income of $45.4 million ($1.84 per diluted share) for the prior year.

“Our continued ability to meet the needs of our clients is reflected in our record performance this year. Strong loan growth, combined with an improved net interest margin, were the primary drivers to our profitability for both the fourth quarter and full year. This record performance enabled us to increase our dividend to its highest level ever and supported our repurchase of $13.3 million of the Company’s shares during the year. Shareholders also benefited from a 48% increase in our stock price over the year,” said Daniel J. Schrider, President and Chief Executive Officer.

Fourth Quarter Highlights:

•	Total loans increased 12% compared to the fourth quarter of 2015 and 4% compared to the third quarter of 2016. These increases were driven primarily by year-over-year growth of 17% in the commercial loan portfolio.

•	The net interest margin improved to 3.52% for the fourth quarter of 2016, compared to 3.45% for the fourth quarter of 2015 and 3.50% for the third quarter of 2016.

•	Pre-tax, pre-provision income increased 25% compared with the fourth quarter of 2015.

•	The Non-GAAP efficiency ratio was 57.54% for the current quarter as compared to 63.08% for the fourth quarter of 2015 and 56.33% for the third quarter of 2016.

•	Return on equity increased to 9.92% for the fourth quarter of 2016 compared to 9.73% for the fourth quarter of 2015 and decreased compared to 10.11% for the third quarter of 2016.

Review of Balance Sheet and Credit Quality

Total assets grew 9% to $5.1 billion at December 31, 2016 compared to $4.7 billion at December 31, 2015. This growth was driven by the increase in the loan portfolio as total loans ended the year at $3.9 billion.

At December 31, 2016, combined noninterest-bearing and interest-bearing checking account balances, an important performance driver of multiple-product banking relationships with clients, increased 12% compared to balances at December 31, 2015. Total deposits and certain other short-term borrowings that comprise the funding sources derived from clients, increased 10% compared to December 31, 2015.

Tangible common equity totaled $454 million at December 31, 2016 compared to $441 million at December 31, 2015. The ratio of tangible common equity to tangible assets decreased to 9.07% at December 31, 2016 from 9.66% at December 31, 2015 due to the combined impact of the growth in assets and share repurchases over the preceding 12 months. Dividends per common share increased to $0.26 per share in the fourth quarter and totaled $0.98 per share for the year compared to $0.90 per share for 2015, a 9% increase.

At December 31, 2016, the Company had a total risk-based capital ratio of 12.80%, a common equity tier 1 risk-based capital ratio of 11.01%, a tier 1 risk-based capital ratio of 11.74% and a tier 1 leverage ratio of 10.14%. On January 6, 2017 the Company repurchased all of its remaining $30 million in subordinated debentures at par value. The Company estimates that this will reduce the above capital ratios by approximately 75 basis points and that the Company will remain well-capitalized for regulatory purposes. This strategy was executed to improve the Company’s future net interest margin.

Non-performing loans totaled $31.9 million at December 31, 2016 compared to $34.5 million at December 31, 2015 and $32.0 million at September 30, 2016. The level of non-performing loans to total loans decreased to 0.81% at December 31, 2016 compared to 0.99% at December 31, 2015 as a result of the growth in the loan portfolio and a concurrent decrease in the level of non-performing loans.

Loan charge-offs, net of recoveries, totaled $0.4 million for the fourth quarter of 2016 compared to $0.6 million for the fourth quarter of 2015. The allowance for loan losses represented 1.12% of outstanding loans and 138% of non-performing loans at December 31, 2016 compared to 1.17% of outstanding loans and 119% of non-performing loans at December 31, 2015. As the ratio of the allowance to outstanding loans decreased due to loan growth during the year, the coverage ratio improved due to the decline in non-performing loans, a reflection of improved credit quality in the loan portfolio. Non-performing loans includes accruing loans 90 days or more past due and restructured loans.

Income Statement Review

Net interest income for the fourth quarter of 2016 increased 9% compared to the fourth quarter of 2015. The net interest margin improved to 3.52% for the fourth quarter of 2016 compared to 3.45% for the fourth quarter of 2015. This improvement reflects the impact of loan growth over the preceding year combined with the cumulative benefits associated with the prepayment of FHLB advances and the early call of subordinated debentures, and the shift from lower yielding investments to the higher yielding loan portfolio during 2016.

The provision for loan losses was $0.6 million for the fourth quarter of 2016 compared to $1.9 million for the fourth quarter of 2015 and $0.8 million for the third quarter of 2016. The decrease in the current quarter’s charge versus the prior year’s quarter reflects lower net-charge offs during the quarter, and continued improvement in loan quality which partially offset the effects of loan growth on the provision.

Non-interest income increased to $12.3 million for the fourth quarter of 2016 compared to $12.2 million for the fourth quarter of 2015 due to higher mortgage banking income from increased loan sales volume that more than offset the decrease in income from wealth management.

Non-interest expenses increased 13% to $30.5 million for the fourth quarter of 2016 compared to $27.0 million in the fourth quarter of 2015. The prior year quarter included a $4.5 million recapture of previously accrued litigation expenses and a $1.0 million charitable contribution. Excluding these transactions, total non-interest expenses remained virtually level compared to 2015. The non-GAAP efficiency ratio was 57.54% for the fourth quarter of 2016 compared to 63.08% for the fourth quarter of 2015 as a result of the combined growth in the net interest income and the effects of expense control discipline.

Net interest income for the year ended December 31, 2016 increased 8% compared to 2015 due primarily to an increase in average loans, which was funded, in part, by a decrease in lower-yielding investment securities.

The provision for loan losses was a charge of $5.5 million for the year ended December 31, 2016 compared to a charge of $5.4 million for 2015. The provision for the current year is primarily due to growth in the loan portfolio that was offset by the decrease in nonperforming loans and improvement in loan quality.

Non-interest income increased 2% to $51.0 million for 2016 compared to $49.9 million for 2015. This increase was driven by $1.9 million in gains on securities sales and a gain of $1.2 million due to the extinguishment of subordinated debentures during the first half of 2016. Excluding these transactions, non-interest income decreased 4% due to a decrease in income from wealth management resulting from the sale of a portion of the assets under management in the first quarter of 2016.

Non-interest expenses increased 7% to $123.1 million for 2016 compared to $115.3 million for the prior year. This increase was due largely to prepayment penalties of $3.2 million for the early payoff of $75 million in high-rate FHLB advances in 2016, combined with the impact of the recapture of previously accrued litigation expenses and the charitable contribution that occurred in late 2015. Excluding these transactions, non-interest expenses increased 1% over the prior year. This increase was due primarily to higher software and outside data services expenses. The non-GAAP efficiency ratio was 58.66% for 2016 compared to 61.09% for 2015.

Conference Call

The Company’s management will host a conference call to discuss its fourth quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations’ section of the Sandy Spring Web site at www.sandyspringbank.com. Participants may call 1-866-235-9910. A password is not necessary. Visitors to the Web site are advised to log on 10 minutes ahead of the scheduled start of the call. An internet-based replay will be available at the Web site until 9:00 am (ET) February 2, 2017. A replay of the teleconference will be available through the same time period by calling 1-877-344-7529 under conference call number 10098228.

About Sandy Spring Bancorp, Inc.

Sandy Spring Bancorp, Inc., headquartered in Olney, Maryland, is the holding company for Sandy Spring Bank. Independent and community-oriented, Sandy Spring Bank offers a broad range of commercial banking, retail banking, mortgage and trust services throughout central Maryland, Northern Virginia, and the greater Washington, D.C. market. Through its subsidiaries, Sandy Spring Insurance Corporation and West Financial Services, Inc., Sandy Spring Bank also offers a comprehensive menu of insurance and wealth management services. With $5.1 billion in assets, the bank operates 44 community offices and six financial centers across the region. Visit www.sandyspringbank.com for more information.

For additional information or questions, please contact:

Daniel J. Schrider, President & Chief Executive Officer, or
Philip J. Mantua, E.V.P. & Chief Financial Officer
Sandy Spring Bancorp
17801 Georgia Avenue
Olney, Maryland 20832
1-800-399-5919
Email:	DSchrider@sandyspringbank.com
PMantua@sandyspringbank.com
Web site:	www.sandyspringbank.com

Media Contact:
Jen Schell
301-570-8331
jschell@sandyspringbank.com

Forward-Looking Statements

Sandy Spring Bancorp makes forward-looking statements in this news release and in the conference call regarding this news release. These forward-looking statements may include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan losses; assessments of market risk; and statements of the ability to achieve financial and other goals.

Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Sandy Spring Bancorp does not assume any duty and does not undertake to update its forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that Sandy Spring Bancorp anticipated in its forward-looking statements and future results could differ materially from historical performance.

Sandy Spring Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2015, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov.

Sandy Spring Bancorp, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS - UNAUDITED

	Three Months Ended			Twelve Months Ended
	December 31,		%	December 31,		%
(Dollars in thousands, except per share data)	2016	2015	Change	2016	2015	Change
Results of Operations:
Net interest income	$38,967	$35,777	9%	$149,552	$138,199	8%
Provision for loan losses	572	1,850	(69)	5,546	5,371	3
Non-interest income	12,344	12,243	1	51,042	49,901	2
Non-interest expenses	30,544	26,996	13	123,058	115,347	7
Income before income taxes	20,195	19,174	5	71,990	67,382	7
Net income	13,316	12,802	4	48,250	45,355	6

Pre-tax pre-provision income	$20,767	$16,638	25	$77,536	$68,884	13

Return on average assets	1.09%	1.11%		1.02%	1.01%
Return on average common equity	9.92%	9.73%		9.15%	8.73%
Net interest margin	3.52%	3.45%		3.49%	3.44%
Efficiency ratio - GAAP basis (1)	59.53%	56.22%		61.35%	61.32%
Efficiency ratio - Non-GAAP basis (1)	57.54%	63.08%		58.66%	61.09%

Per share data:
Basic net income	$0.55	$0.53	4%	$2.00	$1.84	9%
Diluted net income	$0.55	$0.52	6	$2.00	$1.84	9
Average fully diluted shares	24,140,534	24,455,847	(1)	24,149,121	24,697,908	(2)
Dividends declared per share	$0.26	$0.24	8	$0.98	$0.90	9
Book value per share	22.32	21.58	3	22.32	21.58	3
Tangible book value per share	18.98	18.17	4	18.98	18.17	4
Outstanding shares	23,901,084	24,295,971	(2)	23,901,084	24,295,971	(2)

Financial Condition at period-end:
Investment securities	$779,648	$841,650	(7)%	$779,648	$841,650	(7)%
Loans	3,927,808	3,495,370	12	3,927,808	3,495,370	12
Interest-earning assets	4,801,613	4,378,403	10	4,801,613	4,378,403	10
Assets	5,091,383	4,655,380	9	5,091,383	4,655,380	9
Deposits	3,577,544	3,263,730	10	3,577,544	3,263,730	10
Interest-bearing liabilities	3,384,524	3,091,034	9	3,384,524	3,091,034	9
Stockholders' equity	533,572	524,427	2	533,572	524,427	2

Capital ratios:
Tier 1 leverage (4)	10.14%	10.60%		10.14%	10.60%
Tier 1 capital to risk-weighted assets (4)	11.74%	13.13%		11.74%	13.13%
Total regulatory capital to risk-weighted assets (4)	12.80%	14.25%		12.80%	14.25%
Common equity tier 1 capital to risk-weighted assets (4)	11.01%	12.17%		11.01%	12.17%
Tangible common equity to tangible assets (2)	9.07%	9.66%		9.07%	9.66%
Average equity to average assets	10.95%	11.36%		11.12%	11.58%

Credit quality ratios:
Allowance for loan losses to loans	1.12%	1.17%		1.12%	1.17%
Non-performing loans to total loans	0.81%	0.99%		0.81%	0.99%
Non-performing assets to total assets	0.66%	0.80%		0.66%	0.80%
Allowance for loan losses to non-performing loans	138.00%	118.54%		138.00%	118.54%
Annualized net charge-offs to average loans (3)	0.05%	0.07%		0.06%	0.07%

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The efficiency ratio - Non-GAAP basis excludes intangible asset amortization from non-interest expense; securities gains (losses) from non-interest income; OTTI; and the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.
(2)	The tangible common equity to tangible assets ratio is a non-GAAP ratio that divides assets excluding intangible assets into stockholders' equity after deducting intangible assets and other comprehensive gains (losses). See the Reconciliation Table included with these Financial Highlights.
(3)	Calculation utilizes average loans, excluding residential mortgage loans held-for-sale.
(4)	Estimated ratio at December 31, 2016

Sandy Spring Bancorp, Inc. and Subsidiaries

RECONCILIATION TABLE - UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(Dollars in thousands)	2016	2015	2016	2015
Pre-tax pre-provision income:
Net income	$13,316	$12,802	$48,250	$45,355
Plus non-GAAP adjustment:
Litigation expenses	-	(4,386)	-	(3,869)
Income taxes	6,879	6,372	23,740	22,027
Provision for loan losses	572	1,850	5,546	5,371
Pre-tax pre-provision income	$20,767	$16,638	$77,536	$68,884

Efficiency ratio - GAAP basis:
Non-interest expenses	$30,544	$26,996	$123,058	$115,347

Net interest income plus non-interest income	$51,311	$48,020	$200,594	$188,100

Efficiency ratio - GAAP basis	59.53%	56.22%	61.35%	61.32%

Efficiency ratio - Non-GAAP basis:
Non-interest expenses	$30,544	$26,996	$123,058	$115,347
Less non-GAAP adjustment:
Amortization of intangible assets	36	52	130	372
Loss on FHLB Redemption	-	-	3,167	-
Litigation expenses	-	(4,386)	-	(3,869)
Non-interest expenses - as adjusted	$30,508	$31,330	$119,761	$118,844

Net interest income plus non-interest income	$51,311	$48,020	$200,594	$188,100
Plus non-GAAP adjustment:
Tax-equivalent income	1,718	1,662	6,711	6,478
Less non-GAAP adjustments:
Securities gains	13	16	1,932	36
Gain on redemption of subordinated debentures	-	-	1,200	-
Net interest income plus non-interest income - as adjusted	$53,016	$49,666	$204,173	$194,542

Efficiency ratio - Non-GAAP basis	57.54%	63.08%	58.66%	61.09%

Tangible common equity ratio:
Total stockholders' equity	$533,572	$524,427	$533,572	$524,427
Accumulated other comprehensive income	6,614	1,297	6,614	1,297
Goodwill	(85,768)	(84,171)	(85,768)	(84,171)
Other intangible assets, net	(680)	(138)	(680)	(138)
Tangible common equity	$453,738	$441,415	$453,738	$441,415

Total assets	$5,091,383	$4,655,380	$5,091,383	$4,655,380
Goodwill	(85,768)	(84,171)	(85,768)	(84,171)
Other intangible assets, net	(680)	(138)	(680)	(138)
Tangible assets	$5,004,935	$4,571,071	$5,004,935	$4,571,071

Tangible common equity ratio	9.07%	9.66%	9.07%	9.66%

Outstanding common shares	23,901,084	24,295,971	23,901,084	24,295,971
Tangible book value per common share	$18.98	$18.17	$18.98	$18.17

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF CONDITION - UNAUDITED

	December 31,	December 31,
(Dollars in thousands)	2016	2015
Assets
Cash and due from banks	$53,190	$46,956
Federal funds sold	1,953	472
Interest-bearing deposits with banks	78,982	25,454
Cash and cash equivalents	134,125	72,882
Residential mortgage loans held for sale (at fair value)	13,222	15,457
Investments available-for-sale (at fair value)	733,554	592,049
Investments held-to-maturity -- fair value of $211,704 at December 31, 2015	-	208,265
Other equity securities	46,094	41,336
Total loans	3,927,808	3,495,370
Less: allowance for loan losses	(44,067)	(40,895)
Net loans	3,883,741	3,454,475
Premises and equipment, net	53,562	53,214
Other real estate owned	1,911	2,742
Accrued interest receivable	14,589	13,443
Goodwill	85,768	84,171
Other intangible assets, net	680	138
Other assets	124,137	117,208
Total assets	$5,091,383	$4,655,380

Liabilities
Noninterest-bearing deposits	$1,138,139	$1,001,841
Interest-bearing deposits	2,439,405	2,261,889
Total deposits	3,577,544	3,263,730
Securities sold under retail repurchase agreements and federal funds purchased	125,119	109,145
Advances from FHLB	790,000	685,000
Subordinated debentures	30,000	35,000
Accrued interest payable and other liabilities	35,148	38,078
Total liabilities	4,557,811	4,130,953

Stockholders' Equity
Common stock -- par value $1.00; shares authorized 50,000,000; shares issued and outstanding
23,901,084 and 24,295,971 at December 31, 2016 and December 31, 2015, respectively	23,901	24,296
Additional paid in capital	165,871	175,588
Retained earnings	350,414	325,840
Accumulated other comprehensive loss	(6,614)	(1,297)
Total stockholders' equity	533,572	524,427
Total liabilities and stockholders' equity	$5,091,383	$4,655,380

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(Dollars in thousands, except per share data)	2016	2015	2016	2015
Interest Income:
Interest and fees on loans	$39,510	$35,516	$150,868	$135,170
Interest on loans held for sale	93	122	387	544
Interest on deposits with banks	57	29	213	98
Interest and dividends on investment securities:
Taxable	2,751	3,416	11,500	14,440
Exempt from federal income taxes	1,830	1,991	7,583	8,059
Interest on federal funds sold	2	-	5	1
Total interest income	44,243	41,074	170,556	158,312
Interest Expense:
Interest on deposits	2,155	1,685	8,161	5,878
Interest on retail repurchase agreements and federal funds purchased	78	76	290	255
Interest on advances from FHLB	2,798	3,307	11,610	13,081
Interest on subordinated debt	245	229	943	899
Total interest expense	5,276	5,297	21,004	20,113
Net interest income	38,967	35,777	149,552	138,199
Provision for loan losses	572	1,850	5,546	5,371
Net interest income after provision for loan losses	38,395	33,927	144,006	132,828
Non-interest Income:
Investment securities gains	13	16	1,932	36
Service charges on deposit accounts	2,059	1,950	7,953	7,607
Mortgage banking activities	1,279	548	4,049	3,114
Wealth management income	4,605	4,891	17,805	19,931
Insurance agency commissions	1,228	1,029	5,408	5,176
Income from bank owned life insurance	616	634	2,462	2,571
Bank card fees	1,176	1,177	4,674	4,652
Other income	1,368	1,998	6,759	6,814
Total non-interest income	12,344	12,243	51,042	49,901
Non-interest Expenses:
Salaries and employee benefits	18,055	18,437	71,354	71,003
Occupancy expense of premises	3,195	3,061	12,960	12,809
Equipment expenses	1,781	1,608	6,883	6,071
Marketing	880	735	2,851	2,896
Outside data services	1,310	1,331	5,377	5,023
FDIC insurance	729	641	2,741	2,491
Amortization of intangible assets	36	52	130	372
Litigation expenses	-	(4,386)	-	(3,869)
Other expenses	4,558	5,517	20,762	18,551
Total non-interest expenses	30,544	26,996	123,058	115,347
Income before income taxes	20,195	19,174	71,990	67,382
Income tax expense	6,879	6,372	23,740	22,027
Net income	$13,316	$12,802	$48,250	$45,355

Net Income Per Share Amounts:
Basic net income per share	$0.55	$0.53	$2.00	$1.84
Diluted net income per share	$0.55	$0.52	$2.00	$1.84
Dividends declared per share	$0.26	$0.24	$0.98	$0.90

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2016				2015
(Dollars in thousands, except per share data)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Profitability for the Quarter:
Tax-equivalent interest income	$45,961	$44,545	$43,443	$43,317	$42,736	$41,980	$40,438	$39,343
Interest expense	5,276	5,126	5,071	5,531	5,297	5,201	4,916	4,699
Tax-equivalent net interest income	40,685	39,419	38,372	37,786	37,439	36,779	35,522	34,644
Tax-equivalent adjustment	1,718	1,688	1,640	1,664	1,662	1,663	1,589	1,271
Provision for loan losses	572	781	2,957	1,236	1,850	1,706	1,218	597
Non-interest income	12,344	12,584	12,751	13,363	12,243	12,390	12,109	13,159
Non-interest expenses	30,544	29,326	30,871	32,317	26,996	29,630	29,477	29,244
Income before income taxes	20,195	20,208	15,655	15,932	19,174	16,170	15,347	16,691
Income tax expense	6,879	6,734	5,008	5,119	6,372	5,175	5,014	5,466
Net income	$13,316	$13,474	$10,647	$10,813	$12,802	$10,995	$10,333	$11,225
Financial Performance:
Pre-tax pre-provision income	$20,767	$20,989	$18,612	$17,168	$16,638	$18,031	$16,727	$17,488
Return on average assets	1.09%	1.13%	0.92%	0.93%	1.11%	0.96%	0.93%	1.04%
Return on average common equity	9.92%	10.11%	8.21%	8.29%	9.73%	8.41%	8.02%	8.73%
Net interest margin	3.52%	3.50%	3.51%	3.44%	3.45%	3.43%	3.42%	3.44%
Efficiency ratio - GAAP basis (1)	59.53%	58.28%	62.39%	65.31%	56.22%	62.37%	64.02%	62.85%
Efficiency ratio - Non-GAAP basis (1)	57.54%	56.33%	59.12%	61.84%	63.08%	59.73%	61.35%	60.53%
Per Share Data:
Basic net income per share	$0.55	$0.56	$0.45	$0.45	$0.53	$0.45	$0.42	$0.45
Diluted net income per share	$0.55	$0.56	$0.44	$0.45	$0.52	$0.45	$0.42	$0.45
Average fully diluted shares	24,140,534	24,122,923	24,108,668	24,222,940	24,455,847	24,602,817	24,689,762	25,048,576
Dividends declared per common share	$0.26	$0.24	$0.24	$0.24	$0.24	$0.22	$0.22	$0.22
Non-interest Income:
Securities gains	$13	$-	$150	$1,769	$16	$1	$19	$-
Service charges on deposit accounts	2,059	2,035	1,956	1,903	1,950	1,936	1,839	1,882
Mortgage banking activities	1,279	1,129	1,106	535	548	566	822	1,178
Wealth management income	4,605	4,347	4,448	4,405	4,891	4,963	5,161	4,916
Insurance agency commissions	1,228	1,786	949	1,445	1,029	1,648	881	1,618
Income from bank owned life insurance	616	616	615	615	634	618	606	713
Bank card fees	1,176	1,189	1,220	1,089	1,177	1,198	1,220	1,057
Other income	1,368	1,482	2,307	1,602	1,998	1,460	1,561	1,795
Total Non-interest Income	$12,344	$12,584	$12,751	$13,363	$12,243	$12,390	$12,109	$13,159
Non-interest Expense:
Salaries and employee benefits	$18,055	$17,848	$17,221	$18,230	$18,437	$17,733	$17,534	$17,299
Occupancy expense of premises	3,195	3,130	3,162	3,473	3,061	3,086	3,173	3,489
Equipment expenses	1,781	1,745	1,693	1,664	1,608	1,600	1,490	1,373
Marketing	880	628	662	681	735	688	942	531
Outside data services	1,310	1,349	1,355	1,363	1,331	1,329	1,102	1,261
FDIC insurance	729	726	649	637	641	565	654	631
Amortization of intangible assets	36	34	28	32	52	107	106	107
Litigation expenses	-	-	-	-	(4,386)	155	162	200
Professional fees	1,268	987	1,447	1,138	1,322	1,089	1,199	1,209
Other real estate owned expenses	2	5	(5)	17	14	48	4	10
Other expenses	3,288	2,874	4,659	5,082	4,181	3,230	3,111	3,134
Total Non-interest Expense	$30,544	$29,326	$30,871	$32,317	$26,996	$29,630	$29,477	$29,244

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional, efficiency ratio - non-GAAP basis excludes intangible asset amortization from non-interest expense; excludes securities gains; OTTI losses from non-interest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2016				2015
(Dollars in thousands)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Balance Sheets at Quarter End:
Residential mortgage loans	$841,692	$854,055	$820,618	$804,105	$796,358	$773,889	$744,195	$728,858
Residential construction loans	150,229	144,998	142,710	138,221	129,281	139,492	137,134	130,321
Commercial AD&C loans	308,279	302,522	285,585	261,204	255,980	239,160	223,103	203,731
Commercial investor real estate loans	928,113	847,946	824,252	783,161	719,084	710,694	694,179	668,931
Commercial owner occupied real estate loans	775,552	736,744	700,599	675,560	678,027	680,601	643,973	618,846
Commercial business loans	467,286	444,129	451,711	451,239	465,765	423,855	409,795	385,452
Leasing	-	-	-	-	-	19	21	36
Consumer loans	456,657	450,113	447,149	447,198	450,875	444,729	436,465	428,531
Total loans	3,927,808	3,780,507	3,672,624	3,560,688	3,495,370	3,412,439	3,288,865	3,164,706
Allowance for loan losses	(44,067)	(43,942)	(43,384)	(41,766)	(40,895)	(39,661)	(38,713)	(37,475)
Loans held for sale	13,222	15,822	13,490	27,806	15,457	10,418	19,445	13,899
Investment securities	779,648	691,471	734,828	742,401	841,650	862,409	878,284	912,565
Interest-earning assets	4,801,613	4,537,331	4,461,180	4,447,063	4,378,403	4,339,375	4,222,667	4,125,549
Total assets	5,091,383	4,810,611	4,739,449	4,716,608	4,655,380	4,611,034	4,507,367	4,401,380
Noninterest-bearing demand deposits	1,138,139	1,154,227	1,176,135	1,084,746	1,001,841	1,068,299	1,092,413	1,017,566
Total deposits	3,577,544	3,537,157	3,510,141	3,412,308	3,263,730	3,275,668	3,247,346	3,109,892
Customer repurchase agreements	125,119	124,205	117,887	121,043	109,145	121,378	111,817	101,640
Total interest-bearing liabilities	3,384,524	3,087,135	2,996,893	3,073,605	3,091,034	2,973,747	2,851,750	2,818,966
Total stockholders' equity	533,572	536,655	529,479	522,392	524,427	523,594	518,873	521,768
Quarterly Average Balance Sheets:
Residential mortgage loans	$848,399	$836,452	$811,705	$807,443	$781,015	$754,007	$734,382	$724,248
Residential construction loans	148,248	147,602	142,854	134,708	133,812	134,448	137,216	132,456
Commercial AD&C loans	310,110	287,836	272,090	261,687	247,612	227,545	218,341	206,105
Commercial investor real estate loans	878,511	832,529	788,785	750,821	717,742	704,068	668,883	645,163
Commercial owner occupied real estate loans	750,679	717,371	684,907	677,786	673,883	656,337	624,407	611,722
Commercial business loans	452,195	446,123	453,459	460,903	424,510	413,300	398,510	383,111
Leasing	-	-	-	-	17	19	28	44
Consumer loans	454,349	450,171	449,594	451,075	448,439	441,740	434,011	425,434
Total loans	3,842,491	3,718,084	3,603,394	3,544,423	3,427,030	3,331,464	3,215,778	3,128,283
Loans held for sale	12,454	10,207	8,326	14,036	11,951	21,070	14,075	7,053
Investment securities	703,574	709,527	739,132	810,593	840,276	869,461	898,237	925,683
Interest-earning assets	4,599,426	4,477,438	4,394,879	4,411,796	4,320,674	4,261,939	4,162,963	4,097,648
Total assets	4,878,660	4,747,020	4,664,343	4,685,747	4,594,025	4,537,142	4,438,670	4,372,988
Noninterest-bearing demand deposits	1,167,379	1,131,739	1,082,762	1,021,471	1,058,215	1,063,500	1,023,042	986,688
Total deposits	3,582,437	3,528,665	3,429,897	3,300,131	3,285,299	3,263,993	3,128,562	3,056,186
Customer repurchase agreements	128,471	120,702	122,597	110,862	125,275	121,127	106,179	90,020
Total interest-bearing liabilities	3,138,420	3,045,998	3,020,505	3,103,710	2,968,555	2,906,348	2,852,414	2,817,575
Total stockholders' equity	534,057	530,241	521,387	524,309	521,786	518,619	516,940	521,346
Financial Measures:
Average equity to average assets	10.95%	11.17%	11.18%	11.19%	11.36%	11.43%	11.65%	11.92%
Investment securities to earning assets	16.24%	15.24%	16.47%	16.69%	19.22%	19.87%	20.80%	22.12%
Loans to earning assets	81.80%	83.32%	82.32%	80.07%	79.83%	78.64%	77.89%	76.71%
Loans to assets	77.15%	78.59%	77.49%	75.49%	75.08%	74.01%	72.97%	71.90%
Loans to deposits	109.79%	106.88%	104.63%	104.35%	107.10%	104.18%	101.28%	101.76%
Capital Measures:
Tier 1 leverage (1)	10.14%	10.25%	10.29%	10.23%	10.60%	10.65%	10.83%	11.00%
Tier 1 capital to risk-weighted assets (1)	11.74%	12.17%	12.42%	12.74%	13.13%	13.17%	13.54%	14.01%
Total regulatory capital to risk-weighted assets (1)	12.80%	13.29%	13.57%	13.86%	14.25%	14.27%	14.65%	15.12%
Common equity tier 1 capital to risk-weighted assets (1)	11.01%	11.41%	11.63%	11.79%	12.17%	12.20%	12.53%	14.01%
Book value per share	$22.32	$22.47	$22.18	$21.92	$21.58	$21.44	$21.12	$21.10
Outstanding shares	23,901,084	23,886,651	23,874,650	23,827,305	24,295,971	24,424,944	24,562,471	24,733,868

(1)	Estimated ratio at December 31, 2016

Sandy Spring Bancorp, Inc. and Subsidiaries

LOAN PORTFOLIO QUALITY DETAIL - UNAUDITED

	2016				2015
(Dollars in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
Non-Performing Assets:
Loans and leases 90 days past due:
Commercial business	$-	$163	$-	$-	$-	$-	$-	$-
Commercial real estate:
Commercial AD&C	-	-	-	-	-	-	-	-
Commercial investor real estate	-	-	-	-	-	-	-	-
Commercial owner occupied real estate	-	-	-	-	-	-	-	-
Leasing	-	-	-	-	-	1	2	-
Consumer	-	-	2	1	-	-	7	-
Residential real estate:
Residential mortgage	232	-	-	-	-	-	-	-
Residential construction	-	-	-	-	-	-	-	-
Total loans and leases 90 days past due	232	163	2	1	-	1	9	-
Non-accrual loans and leases:
Commercial business	5,833	4,140	4,263	3,741	3,696	3,881	3,285	4,166
Commercial real estate:
Commercial AD&C	137	137	137	147	194	194	194	1,363
Commercial investor real estate	8,107	9,189	8,868	7,885	8,368	8,609	10,023	10,083
Commercial owner occupied real estate	4,823	5,591	5,678	7,149	6,340	7,932	8,423	8,974
Leasing	-	-	-	-	-	-	-	-
Consumer	2,859	2,726	2,600	2,715	2,193	1,621	1,214	1,962
Residential real estate:
Residential mortgage	7,257	7,321	6,186	9,329	8,822	7,488	7,780	3,235
Residential construction	195	199	202	412	418	770	780	788
Total non-accrual loans and leases	29,211	29,303	27,934	31,378	30,031	30,495	31,699	30,571
Total restructured loans - accruing	2,489	2,512	3,420	4,716	4,467	6,419	5,620	5,446
Total non-performing loans and leases	31,932	31,978	31,356	36,095	34,498	36,915	37,328	36,017
Other assets and real estate owned (OREO)	1,911	1,274	1,311	2,414	2,742	2,619	4,514	3,227
Total non-performing assets	$33,843	$33,252	$32,667	$38,509	$37,240	$39,534	$41,842	$39,244

	For the Quarter Ended,
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2016	2016	2016	2016	2015	2015	2015	2015
Analysis of Non-accrual Loan and Lease Activity:
Balance at beginning of period	$29,303	$27,934	$31,378	$30,031	$30,495	$31,699	$30,571	$28,530
Non-accrual balances transferred to OREO	(637)	(38)	-	-	(423)	(180)	(1,309)	(32)
Non-accrual balances charged-off	(390)	(245)	(1,305)	(274)	(869)	(752)	(549)	(1,077)
Net payments or draws	(1,547)	(525)	(4,810)	(914)	(3,084)	(1,846)	(2,970)	(1,067)
Loans placed on non-accrual	2,482	2,486	2,671	2,535	3,912	1,574	5,956	4,217
Non-accrual loans brought current	-	(309)	-	-	-	-	-	-
Balance at end of period	$29,211	$29,303	$27,934	$31,378	$30,031	$30,495	$31,699	$30,571

Analysis of Allowance for Loan Losses:
Balance at beginning of period	$43,942	$43,384	$41,766	$40,895	$39,661	$38,713	$37,475	$37,802
Provision for loan losses	572	781	2,957	1,236	1,850	1,706	1,218	597
Less loans charged-off, net of recoveries:
Commercial business	285	95	106	67	(128)	(25)	73	(89)
Commercial real estate:
Commercial AD&C	(18)	(22)	-	48	-	-	(547)	706
Commercial investor real estate	(9)	(12)	(107)	192	(4)	(5)	85	(5)
Commercial owner occupied real estate	-	(1)	(1)	(3)	725	104	(1)	212
Leasing	-	-	-	-	4	-	-	-
Consumer	177	145	364	54	(31)	348	395	43
Residential real estate:
Residential mortgage	18	24	989	15	80	342	(18)	65
Residential construction	(6)	(6)	(12)	(8)	(30)	(6)	(7)	(8)
Net charge-offs	447	223	1,339	365	616	758	(20)	924
Balance at end of period	$44,067	$43,942	$43,384	$41,766	$40,895	$39,661	$38,713	$37,475

Asset Quality Ratios:
Non-performing loans to total loans	0.81%	0.85%	0.85%	1.01%	0.99%	1.08%	1.13%	1.14%
Non-performing assets to total assets	0.66%	0.69%	0.69%	0.82%	0.80%	0.86%	0.93%	0.89%
Allowance for loan losses to loans	1.12%	1.16%	1.18%	1.17%	1.17%	1.16%	1.18%	1.18%
Allowance for loan losses to non-performing loans	138.00%	137.41%	138.36%	115.72%	118.54%	107.44%	103.71%	104.05%
Annualized net charge-offs to average loans	0.05%	0.02%	0.15%	0.04%	0.07%	0.09%	0.00%	0.12%

Sandy Spring Bancorp, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Three Months Ended December 31,
	2016			2015
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans	$848,399	$7,321	3.45%	$781,015	$6,626	3.39%
Residential construction loans	148,248	1,365	3.66	133,812	1,241	3.68
Total mortgage loans	996,647	8,686	3.48	914,827	7,867	3.44
Commercial AD&C loans	310,110	3,688	4.73	247,612	2,835	4.54
Commercial investor real estate loans	878,511	10,023	4.54	717,742	8,370	4.63
Commercial owner occupied real estate loans	750,679	8,891	4.71	673,883	8,242	4.85
Commercial business loans	452,195	4,931	4.34	424,510	4,819	4.50
Leasing	-	-	-	17	-	-
Total commercial loans	2,391,495	27,533	4.58	2,063,764	24,266	4.66
Consumer loans	454,349	3,905	3.45	448,439	3,817	3.40
Total loans (2)	3,842,491	40,124	4.16	3,427,030	35,950	4.17
Loans held for sale	12,454	93	2.98	11,951	122	4.12
Taxable securities	435,129	2,850	2.62	551,894	3,552	2.57
Tax-exempt securities (3)	268,445	2,835	4.22	288,382	3,083	4.28
Total investment securities	703,574	5,685	3.23	840,276	6,635	3.16
Interest-bearing deposits with banks	39,471	57	0.57	40,945	29	0.28
Federal funds sold	1,436	2	0.53	472	-	0.26
Total interest-earning assets	4,599,426	45,961	3.98	4,320,674	42,736	3.93

Less: allowance for loan losses	(43,298)			(40,143)
Cash and due from banks	50,090			48,655
Premises and equipment, net	53,588			52,707
Other assets	218,854			212,132
Total assets	$4,878,660			$4,594,025

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$589,259	111	0.08%	$544,133	106	0.08%
Regular savings deposits	306,261	45	0.06	281,146	38	0.05
Money market savings deposits	936,880	505	0.21	892,833	381	0.17
Time deposits	582,658	1,494	1.02	508,972	1,160	0.90
Total interest-bearing deposits	2,415,058	2,155	0.36	2,227,084	1,685	0.30
Other borrowings	128,471	78	0.24	125,601	76	0.24
Advances from FHLB	564,891	2,798	1.97	580,870	3,307	2.26
Subordinated debentures	30,000	245	3.27	35,000	229	2.63
Total interest-bearing liabilities	3,138,420	5,276	0.67	2,968,555	5,297	0.71

Noninterest-bearing demand deposits	1,167,379			1,058,215
Other liabilities	38,804			45,469
Stockholders' equity	534,057			521,786
Total liabilities and stockholders' equity	$4,878,660			$4,594,025

Net interest income and spread		$40,685	3.31%		$37,439	3.22%
Less: tax-equivalent adjustment		1,718			1,662
Net interest income		$38,967			$35,777

Interest income/earning assets			3.98%			3.93%
Interest expense/earning assets			0.46			0.48
Net interest margin			3.52%			3.45%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2016 and 2015. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $1.7 million and $1.7 million in 2016 and 2015, respectively.

(2)	Non-accrual loans are included in the average balances.

(3)	Includes only investments that are exempt from federal taxes.

Sandy Spring Bancorp, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Twelve Months Ended December 31,
	2016			2015
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans	$826,089	$28,331	3.43%	$748,584	$25,251	3.37%
Residential construction loans	143,378	5,169	3.61	134,486	4,970	3.70
Total mortgage loans	969,467	33,500	3.46	883,070	30,221	3.42
Commercial AD&C loans	283,018	13,199	4.66	225,022	10,299	4.58
Commercial investor real estate loans	812,896	37,110	4.57	684,218	32,073	4.69
Commercial owner occupied real estate loans	707,830	33,837	4.78	641,798	31,508	4.91
Commercial business loans	453,148	19,750	4.36	404,994	17,926	4.43
Leasing	-	-	-	27	1	2.50
Total commercial loans	2,256,892	103,896	4.60	1,956,059	91,807	4.69
Consumer loans	451,303	15,596	3.48	437,481	14,624	3.37
Total loans (2)	3,677,662	152,992	4.16	3,276,610	136,652	4.17
Loans held for sale	11,256	387	3.44	13,571	544	4.01
Taxable securities	461,973	11,923	2.58	592,153	15,016	2.54
Tax-exempt securities (3)	278,546	11,747	4.22	290,990	12,479	4.29
Total investment securities	740,519	23,670	3.20	883,143	27,495	3.11
Interest-bearing deposits with banks	40,940	213	0.52	37,761	98	0.26
Federal funds sold	876	5	0.50	473	1	0.23
Total interest-earning assets	4,471,253	177,267	3.96	4,211,558	164,790	3.91

Less: allowance for loan losses	(42,487)			(38,732)
Cash and due from banks	47,219			46,719
Premises and equipment, net	53,386			51,804
Other assets	214,004			215,104
Total assets	$4,743,375			$4,486,453

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$581,185	446	0.08%	$532,578	418	0.08%
Regular savings deposits	300,035	182	0.06	276,873	146	0.05
Money market savings deposits	920,125	1,951	0.21	860,399	1,364	0.16
Time deposits	558,355	5,582	1.00	481,368	3,950	0.82
Total interest-bearing deposits	2,359,700	8,161	0.35	2,151,218	5,878	0.27
Other borrowings	120,711	290	0.24	110,899	255	0.23
Advances from FHLB	565,342	11,610	2.05	589,575	13,081	2.22
Subordinated debentures	31,489	943	3.00	35,000	899	2.57
Total interest-bearing liabilities	3,077,242	21,004	0.68	2,886,692	20,113	0.70

Noninterest-bearing demand deposits	1,101,104			1,033,141
Other liabilities	37,505			46,949
Stockholders' equity	527,524			519,671
Total liabilities and stockholders' equity	$4,743,375			$4,486,453

Net interest income and spread		$156,263	3.28%		$144,677	3.21%
Less: tax-equivalent adjustment		6,711			6,478
Net interest income		$149,552			$138,199

Interest income/earning assets			3.96%			3.91%
Interest expense/earning assets			0.47			0.47
Net interest margin			3.49%			3.44%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2016 and 2015. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $6.7 million and $6.5 million in 2016 and 2015, respectively.
(2)	Non-accrual loans are included in the average balances.
(3)	Includes only investments that are exempt from federal taxes.